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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 27, 1998
                                                          -------------



                            SLM FUNDING CORPORATION
                            ------------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                     the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                     and the SLM Student Loan Trust 1998-2)


Delaware            33-95474/333-2502/333-24949/333-44465    23-2815650
--------            -------------------------------------    ----------
(State or other           (Commission File Numbers)        (I.R.S. employer
Jurisdiction of                                           Identification No.)
Incorporation)



                             777 Twin Creek Drive
                             Killeen, Texas 76543
                             --------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (817) 554-4500


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                        Exhibit Index appears on Page 5
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Item 5.   Other Events
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          On July 27, 1998, the Sallie Mae Student Loan Trust 1995-1 made its eleventh, the Sallie Mae Student Loan Trust 1996-1 made its tenth, the SLM Student Loan Trust 1996-2 made its ninth, the SLM Student Loan Trust 1996-3 made its eighth, the SLM Student Loan Trust 1996-4 made its seventh, the SLM Student Loan Trust 1997-1 made its sixth, the SLM Student Loan Trust 1997-2 made its fifth, the SLM Student Loan Trust 1997-3 made its fourth, the SLM Student Loan Trust 1997-4 made its second, and the SLM Student Loan Trust 1998-1 made its first regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

          The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities as of July 27, 1998.

          On July 1, 1998, the Department of Education published a notice in the Federal Register in which it announced that it reduced current borrower interest rates on Federal Direct Consolidation Loans for borrowers whose applications for such loans are processed after July 1, 1998 from 8.25% to 7.46% (6.86% during in-school, grace and deferment periods), which rates are adjusted annually based on a formula equal to the 91-day Treasury bill rate plus 2.3 percent (1.7 percent during in-school, grace and deferment periods). The availability of the reduced borrower interest rates on Federal Direct Consolidations Loan may increase the likelihood that a student loan owned by the related trust (each a "Trust Student Loan") will be prepaid from the proceeds of such loans. The volume of Trust Student Loans that may be prepaid in this fashion cannot be determined at this time and will be affected by, among other things, the operational limitations on the Department of Education's ability to process a significant increase in Federal Direct Consolidation Loan volume and the period during which reduced rates are available. The Congress is expected to address the rate on Federal Direct Consolidation Loans as part of the reauthorization of the Higher Education Act scheduled for this session of Congress. There can be no assurance that the Congress will address the rate on consolidation loans, either as to pending or future applications, or that any legislation adopted will provide for the same rate on both FFELP and Federal Direct Consolidation Loans or that any legislated consolidation loan rate will not prompt borrowers to refinance Trust Student Loans at a level greater than the current level of such refinancings.

           As of July 27, 1998 the ratio of (1) the principal balance of the assets in the Trusts to (2) the aggregate principal amount outstanding of the Securities of such Trust (the "Parity Ratio")/1/ is as follows :

           Trust                   Parity Ratio
           -----                   ------------
           1995-1                  100%
           1996-1                  100%
           1996-2                  100%
           1996-3                  100%
           1996-4                  100%
           1997-1                  99.3%
           1997-2                  98.8%
           1997-3                  98.4%
           1997-4                  97.6%
           1998-1                  99.1%
           1998-2                  99.8%/2/

1. The Parity Ratios calculated, which are based on the asset principal balances, understate total assets (and, therefore, the true ratio of assets to liabilities in the related Trust) as certain accrued interest asset amounts have not been included in the numerator of the ratio. As of July 27, 1998 there was no accrued interest on the Notes and Certificates in the related Trusts.

2. Estimated using Pool Balance as of the Cutoff Date of May 25, 1998 and Reserve Account and Collection Account balances and Securities principal amounts as of the Closing Date of June 18, 1998 since the first Distribution Date is October 26, 1998.


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                        Exhibit Index appears on Page 5
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Until the Parity Ratio reaches 100%, the Securityholders must rely primarily on interest and subsidy payments on the Trust Student Loans and interest on other Trust assets in excess of Servicing Fees, Administration Fees and interest payable on the Securities to reduce the aggregate principal amount of the Securities to an amount equal to the principal amount of the Trust's assets. To the extent that Securityholders are so reliant, the Securityholders could be adversely affected by a significant increase in the rate of prepayments.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits

               19.1 Quarterly Servicing Reports


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                        Exhibit Index appears on Page 5
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 1998

                                    SLM FUNDING
                                      CORPORATION

                                    By:   /s/ J. LANCE FRANKE
                                          -------------------
                                    Name:  J. Lance Franke
                                    Title: Chief Financial Officer


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                        Exhibit Index appears on Page 5
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                                INDEX TO EXHIBIT
                                ----------------

                                                        Sequentially
Exhibit                                                   Numbered
Number                   Exhibit                            Page
------                   -------                            ----

 19.1           Quarterly Servicing Reports.

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                        Exhibit Index appears on Page 5